UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2013

Strategic Realty Trust, Inc.

(Exact name of Registrant specified in its Charter)

Maryland	000-54376	90-0413866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

400 South El Camino Real, Suite 1100

San Mateo, California, 94402

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 343-9300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 17, 2013, the Board of Directors (the “Board”) of Strategic Realty Trust, Inc. (the “Company”) approved January 10, 2014 as the date for the Company’s 2013 annual meeting of stockholders (the “Annual Meeting”). Because the date of the Annual Meeting is more than 30 days from the anniversary of the Company’s 2012 annual meeting of stockholders, in accordance with Rule 14a-5(f) and Rule 14a-8(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company has set a new deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) for inclusion in the Company’s proxy materials relating to the Annual Meeting. In order for a proposal under Rule 14a-8 to be timely, it must be received by the Company at its principal offices and directed to the attention of the Company’s Secretary by the close of business on October 28, 2013, which the Company has determined to be reasonable. Such proposals must also comply with the Company’s Amended and Restated Bylaws (the “Bylaws”) and the rules of the Securities and Exchange Commission regarding the inclusion of stockholder proposals in proxy materials, and any such proposal may be omitted if not in compliance with applicable requirements.

Stockholders wishing to nominate a director or propose matters to be considered at the Annual Meeting in the manner contemplated by the Bylaws must submit timely notice thereof to the Company in order for such matters to be considered at the Annual Meeting. Because the date of the Annual Meeting is more than 30 days from the anniversary of the Company’s 2012 annual meeting of stockholders, in accordance with the Bylaws, to be timely, such notice must be received by the Company at its principal offices and directed to the attention of the Company’s Secretary by the close of business on October 28, 2013. Such proposals must also comply with all other requirements set forth in the Company’s Bylaws and other applicable laws.

The Annual Meeting has been delayed because the Company’s former transfer agent, TNP Transfer Agent, LLC (“TNP Transfer Agent”), an entity controlled by Anthony Thompson, failed to transfer the stockholder data necessary to conduct the meeting and verify its results to the new transfer agent. After the Company initiated litigation in Delaware to compel the transfer of the stockholder data, TNP Transfer Agent provided some of the requested data, enabling the Company to set the date for the Annual Meeting. However, TNP Transfer Agent is still withholding some of the stockholder data that the Company needs in order to communicate effectively with its stockholders and to complete the transition that will allow the new transfer agent to perform its duties in connection with the Annual Meeting.

THE COMPANY EXPECTS TO SOLICIT REVOCATIONS OF WRITTEN REQUESTS PURSUANT TO A PROXY STATEMENT TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. THE COMPANY AND ITS INDEPENDENT DIRECTORS AND EXECUTIVE OFFICERS, AS WELL AS ITS EXTERNAL ADVISOR, SRT ADVISOR, LLC, AND ITS PROPERTY MANAGER, GLENBOROUGH, LLC, MAY BE DEEMED TO BE PARTICIPANTS IN SUCH SOLICITATION. STOCKHOLDERS MAY OBTAIN ADDITIONAL INFORMATION REGARDING SUCH PARTICIPANTS AND THEIR INTERESTS FROM THE PROXY STATEMENT, WHEN IT IS AVAILABLE, AND FROM THE COMPANY’S PERIODIC REPORTS FILED WITH THE SEC. THE PERIODIC REPORTS ARE AVAILABLE, AND THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS WILL BE AVAILABLE, AT NO CHARGE AT THE WEB SITE OF THE SEC AT www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC REALTY TRUST, INC.

Dated: October 17, 2013	By:	/s/ Andrew Batinovich
Andrew Batinovich
Chief Executive Officer